UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

        Date of report (Date of earliest event reported) February 9, 2005

                             STAR GAS PARTNERS, L.P.

             (Exact name of registrant as specified in its charter)


           Delaware                 33-98490               06-1437793

 (State or other jurisdiction     (Commission             (IRS Employer
       of incorporation)           File Number)         Identification No.)


               2187 Atlantic Street, Stamford, CT          06902

            (Address of principal executive offices)     (Zip Code)


        Registrant's telephone number, including area code (203) 328-7300
                                                           --------------

                                 Not Applicable
        ---------------------------------------------------------------
         (Former name or former address, if changed since last report)


================================================================================

ITEM 2.02.   RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On February 9, 2005, Star Gas Partners, L.P., a Delaware partnership (the "Partnership"), issued a press release announcing its financial results for its fiscal first quarter ending December 31, 2004. A copy of the press release is furnished within this report as Exhibit 99.1.

The information in this report is being furnished, and is not deemed as "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and shall not be deemed incorporated by reference in any filings under the Securities Act of 1933, as amended, unless specifically stated so therein.


ITEM 7.01.   REGULATION FD DISCLOSURE


ITEM 9.01.   FINANCIAL STATEMENTS AND EXHIBITS

Exhibit 99.1 A copy of the Star Gas Partners, L P. Press Release dated February 9, 2005.


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           STAR GAS PARTNERS, L.P.
                                           By: Star Gas LLC (General Partner)

                                           By: /s/ Ami Trauber
                                               ---------------
                                           Name:  Ami Trauber
                                           Title: Chief Financial Officer
                                                  Principal Financial &
                                                  Accounting Officer
                                           Date:  February 9, 2005